SCHEDULE OF TAX EXPENSE FOR FEDERAL INCOME TAX PURPOSES (Details) - USD ($)	3 Months Ended	12 Months Ended
	Apr. 30, 2026	Jan. 31, 2026	Jan. 31, 2025
Income Tax Disclosure [Abstract]
Tax expense (benefit) at the statutory rate	$ (237,327)	$ (335,674)	$ (451,863)
State income taxes, net of federal income tax benefit	(56,506)	(79,922)	(107,586)
Change in valuation allowance	293,833	415,596	559,449
Total